UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2007

ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)
1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida	33132

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 18, 2007, Royal Caribbean Cruises Ltd. issued a press release entitled “Royal Caribbean Announces Pricing of Euro One Billion of Senior Notes.” A copy of this press release is provided as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Exhibits.

(c)	Exhibits

Exhibit 99.1 – Press release entitled “Royal Caribbean Announces Pricing of Euro One Billion of Senior Notes.” dated January 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	January 18, 2007	By:	/s/ Bradley H. Stein

			Name:	Bradley H. Stein
			Title:	Vice President, General Counsel and Secretary

Exhibit 99.1

Contact: Lynn Martenstein or Greg Johnson

(305) 539-6570 or (305) 539-6153

For Immediate Release

ROYAL CARIBBEAN ANNOUNCES PRICING OF EURO ONE BILLION OF SENIOR NOTES

MIAMI – January 18, 2007 – Royal Caribbean Cruises Ltd. (NYSE, OSE: RCL) announced today that it has priced an offering of Euro one billion of its 5.625% Senior Notes due 2014 at a price of 99.638%.

The net proceeds of the offering are intended to be used to refinance short-term debt incurred in connection with the acquisition of Pullmantur S.A., and the balance for general corporate purposes.

The Senior Notes will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Certain statements in this news release constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “intend,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to: general economic and business conditions, vacation industry competition and changes in vacation industry capacity and overcapacity, the impact of tax laws and regulations affecting our business or our principal shareholders, the impact of changes in other laws and regulations affecting our business, the impact of pending or threatened litigation, the delivery of scheduled new ships, emergency ship repairs, negative incidents involving cruise ships (including those involving the health and safety of passengers), reduced consumer demand for cruises as a result of any number of reasons (including geo-political and economic uncertainties, the unavailability of air service, armed conflict, terrorist attacks and the resulting concerns over safety and security aspects of traveling), the impact of the spread of contagious diseases, the availability of our unsecured revolving credit facility, cash flows from operations our ability to obtain financing on terms that are favorable or consistent with our expectations, changes in our stock price or principal stockholders, the impact of changes in operating and financing costs (including changes in foreign currency, interest rates, fuel, food, payroll, insurance and security costs), weather, and other factors described in further detail in Royal Caribbean Cruises Ltd.’s filings with the Securities and Exchange Commission. The above examples are not exhaustive and new risks emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of the Senior Notes referred to above, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

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